UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2010

Outdoor Channel Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

43445 Business Park Drive, Suite 103, Temecula, California		92590
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	951.699.6991

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2010, the Board approved amendments to the Corporation's compensation arrangements applicable to non-employee directors, including Messrs. T. Massie, D. Kinley, D. Merritt, A. Dalvi, M. Pandzik and T.B. Stanley. Effective immediately, each non-employee director who continues to serve on the Board after the annual meeting of stockholders, will be granted that number of restricted stock units equal to a value of $100,000 on the date of the annual meeting of stockholders. Such restricted stock unit award will be fully vested one year after the date of grant, provided that the non-employee director continued to serve on the Board during the prior year. Upon a change in control, all such units vest 100%. Previously, non-employee directors received that number of restricted shares equal to a value of approximately $300,000 on the date of grant, with approximately one-third of such shares vesting annually immediately prior to our annual stockholder meeting provided that the non-employee director continued to serve on the board during the prior year. Upon a change in control, all such shares vest 100%.

The Board did not make any other changes to the compensation arrangements applicable to non-employee directors. Messrs. Roger Werner and Perry Massie are each a director and employee of the Corporation and do not receive fees or stock units in connection with his service as a director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of Outdoor Channel Holdings, Inc. was held on May 25, 2010. Stockholders elected Perry T. Massie and T. Bahnson Stanley to serve for three years, or until their successors are qualified, and ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for 2010. Below are the final voting results.

Election of Directors:

Perry T. Massie:
14,432,883 (Votes For)
88,162 (Votes Withheld)
6,004,556 (Broker Non-Votes)

T. Bahnson Stanley:
13,267,908 (Votes For)
1,253,137 (Votes Withheld)
6,004,556 (Broker Non-Votes)

Ratification of Independent Registered Public Accounting Firm:

19,341,885 (Votes For)
1,177,447 (Votes Against)
6,269 (Abstentions)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Channel Holdings, Inc.

May 25, 2010	By:	Thomas E. Hornish

Name: Thomas E. Hornish
Title: Chief Operating Officer and General Counsel